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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          August 6, 1999                                    1-9078
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          Date of Report                            Commission File Number
(Date of earliest event reported)



                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                                   22-1620387
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)





                                  1790 Broadway
                          New York, New York 10019-1412
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
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              (Registrant's telephone number, including area code)


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Item 2.     Acquisition or Disposition of Assets.

      On August 6, 1999, The Alpine Group, Inc. (the "Company") completed the sale of Premier Refractories International Inc., the Company's former 83.4% owned subsidiary engaged in the refractories manufacture and installation business ("Premier"), to Cookson Group plc, a company organized under the laws of England whose shares are traded on the London Stock Exchange ("Cookson"), through the merger of PRI Acquisition, Inc., Cookson's wholly owned subsidiary ("PRI"), into Premier (the "Merger") pursuant to an Agreement and Plan of Merger, dated as of May 28, 1999 (the "Merger Agreement"), among Cookson, PRI, the Company and Premier. In connection with the Merger, Cookson assumed or repaid all of Premier's existing indebtedness and issued 32,315,888 ordinary shares of Cookson and paid approximately $15.6 million in cash to the Company. Pursuant to an agreement with the former minority stockholders of Premier, the Company purchased the 16.6% interest of such stockholders in Premier immediately prior to the effective time of the Merger for a purchase price of approximately $31.1 million in cash. In addition, the Company also received from Premier the right to receive from Minerals Trading, Inc. in the year 2001 a contingent payment based upon the earnings through 2000 of the American Minerals business, which was spun-off to Minerals Trading, Inc. by American Premier Holdings, Inc. concurrently with the Company's acquisition of American Premier Holdings, Inc. in January 1998. The terms of the Merger, including the amount of consideration paid in connection therewith, were the result of arms-length negotiation between the Company and Cookson. For further information with respect to the Merger, reference is made to the Merger Agreement, which is Exhibit 1 hereto and which is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(a)   Not applicable.

(b) In accordance with Instruction 4 of this Item 7, any financial statements required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date that this report is required to be filed.

(c)   Exhibits

      Exhibit 1 - Agreement and Plan of Merger, dated as of May 28, 1999, among Cookson Group plc, PRI Acquisition, Inc., The Alpine Group, Inc. and Premier Refractories International Inc. (incorporated herein by reference to Exhibit 2(o) to the Annual Report on Form 10-K of the Company for the fiscal year ended April 30, 1999).



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 1999              THE ALPINE GROUP, INC.



                                    By:   /s/ David S. Aldridge
                                          --------------------------------------
                                          David S. Aldridge
                                          Chief Financial Officer

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                                  EXHIBIT INDEX



  Exhibit                               Description
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      1       Agreement  and Plan of  Merger,  dated as of May 28,  1999,  among
              Cookson Group plc, PRI Acquisition, Inc., The Alpine Group, Inc. and Premier Refractories International Inc. (incorporated herein by reference to Exhibit 2(o) to the Annual Report on Form 10-K of the Company for the fiscal year ended April 30, 1999).


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